Exhibit 99.1 Investor Presentation FEBRUARY 2025

Disclaimer This presentation relating to Millrose Properties, Inc. (“Millrose,” “we,” “our,” “us,” or the “Company”) contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1934, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about Millrose’s plans, strategies and objectives, as well as statements about Millrose’s business (including Millrose Properties Holdings, LLC (“Millrose Holdings”) and any other subsidiaries of Millrose), Millrose’s future plans, strategies and objectives. You can generally identify forward-looking statements by the words “may”, “can”, “will”, “expect”, “intend”, “anticipate”, “estimate”, “believe”, “continue” or other similar words or negatives thereof. These statements include those relating to Millrose’s plans and objectives for future operations, including plans and objectives relating to future growth of our business and the Homesite Option Purchase Platform (“HOPP’R ”); expectations and assumptions around our ongoing relationship with Lennar Corporation (“Lennar”), including expectations that Lennar will fully perform on all its obligations pursuant to its agreements with Millrose (and that there will be regular and timely exercises of its purchase options) and expectations that Lennar will provide us with ongoing transactions and refer other builders who may be interested in the HOPP’R to us as potential new customers; Lennar’s expected business, operations, and financial position following our spin-off; the possibility of providing the HOPP’R to future new customers, and the nature of any such future arrangements; the planned use, development and sales of the assets transferred to us in connection with the spin-off; any expected acquisitions, uses, development and sales of future assets; expectations and assumptions around our relationship with our external manager, Kennedy Lewis Land and Residential Advisors LLC, the “External Manager”), an affiliate and wholly-owned subsidiary of Kennedy Lewis Investment Management LLC (“Kennedy Lewis”); our expected real estate investment trust (“REIT”) status and our subsidiary Millrose Holdings’ expected taxable REIT subsidiary status; our expected emerging growth company status; expectations around ownership limits of our common stock; and expectation and assumptions around our sources of revenue, expected income, ability to secure financing or incur indebtedness, as well as other forward-looking statements, are all based on currently known or available information, which may not be indicative of future results (particularly as we are a newly-formed company and have not had any historical operations as a standalone company), as well as assumptions and expectations that involve numerous risks and uncertainties. All forward-looking statements included in this presentation are qualified in their entirety by, and should be read in the context of, the risk factors and other factors disclosed in the Company’s filings with the Securities and Exchange Commission, including the registration statement on Form S-11 that we filed in connection with the spin-off, which can be obtained free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov. Assumptions related to these statements involve judgements with respect to, among other things, future macroeconomic, competitive and market conditions, future land values, future business decisions, future environmental conditions and relationships with our customers, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Some of the assumptions are based on experiences of management without any formal analyses. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance e that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, this information should not be regarded as a representation by Millrose or any other person that our objectives and plans, which we consider to be reasonable, will be achieved. This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company’s internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. The historical results of Lennar are not indicative of future performance of Millrose, which may differ materially from the performance of Lennar. Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by Millrose. Such agreements are under negotiation and subject to change. Past performance by Millrose’s management team and directors and their respective affiliates may not be indicative of future performance of Millrose. Information regarding such past performance is presented for informational purposes only. You should not rely on the historical record of Millrose’s management team or directors or their respective affiliates as indicative of Millrose’s future performance.

Disclaimer (Cont’d) Basis of Presentation The historic financial information of Millrose presented herein as of September 30, 2024, reflects operations and financial information that represents the business assets that were spun off to Millrose (referred to as the “Predecessor Millrose Business”). This historic financial information of the Predecessor Millrose Business was derived from the consolidated financial statements and accounting records of Lennar. This financial information of the Predecessor Millrose Business may not be indicative of Millrose’s future performance as an independent, publicly traded company following the spin-off and do not necessarily reflect what the financial position, results of operations and cash flows would have been had Millrose operated as an independent company during the periods presented. Such financial information of the Predecessor Millrose Business also includes land inventory assets that represent the assets transferred to us, as well as other transactions completed in connection with the spin-off. Such financial information also reflects all costs directly attributable to the Predecessor Millrose Business, including operating and employee compensation costs for dedicated regional and divisional land teams tasked with acquiring and developing the assets transferred to us in connection with the spin-off. These expenses have been allocated to the Predecessor Millrose Business on a specific identification basis or, when specific identification is not practicable, we have determined that a proportional cost allocation method primarily based directly on headcount, usage, or other allocation methods depending on the nature of the services is a reasonable method to allocate costs. The costs reflected in such financial information may not be indicative of the actual costs that would have been incurred had Millrose operated on a standalone basis. Additionally, the future results of operations, financial position, and cash flows could differ significantly from the historical results presented herein. Such financial information of the Predecessor Millrose Business prior to the spin-off also presents a combination of entities under common control that have been “carved out” from Lennar’s consolidated financial statements. Historically, financial statements of the Predecessor Millrose Business have not been prepared as it was not operated separately from Lennar. This financial information reflects the expenses of the Predecessor Millrose Business and includes certain assets and liabilities that have been included in the spin-off, which have been reflected at Lennar’s historical basis. The initial ROE target included in this presentation is solely based on the run rate of our initial portfolio following the spin-off and is not a projection, forecast or representation that we will be able to achieve this ROE. Such target is subject to business, economic and competitive uncertainties and contingencies, as well as the factors identified in this disclaimer, many of which are outside of our control, and is based upon assumptions with respect to our initial portfolio, which is subject to change. As a result, actual results may vary from this target, and those variations may be material. We undertake no duty to update this information to account for changes in our portfolio and the associated run rate.

Presenters Darren Richman Rob Nitkin Garett Rosenblum Chief Executive Officer & Chief Operating Officer Chief Financial Officer & President Treasurer Prior Experience Prior Experience Prior Experience

Introduction to Millrose Properties

- **Millrose Properties ("Millrose", "MRP", "Company") provides capital solutions for homebuilders through acquisition and development of residential homesites, and just-in-time delivery of finished homesites to such homebuilders by way of option contracts with contractual cost and takedown schedules**
  - MRP is scaled with an initial portfolio of ~$6.5B of assets under option with Lennar, comprised of lower-risk, short-term land, including over 105,000 homesites across 862 communities and 26 states
- **MRP is a publicly traded REIT that was created by way of a spin-off from Lennar in February 2025**
  - Mutually beneficial relationship with the nation's leading, investment-grade homebuilder (Baa2 / BBB); "anchor tenant" with ongoing demand for finished homesite inventory
- **MRP's simple business model generates consistent and steady income from monthly option fee payments on capital deployed, providing highly predictable revenues and cash flows**
  - **Millrose is not a land developer**: revenue model is unrelated to land value speculation or execution of land development
- **MRP is externally managed by a subsidiary of Kennedy Lewis, an institutional alternative investment firm with over $25B[1] in assets under management and a pioneer in the residential land banking sector**
  - Established track record of capital deployment in the strategy with substantial existing pipeline of opportunities across diversified homebuilding customers
  - Management fee fixed at 1.25% on the book value of Millrose's tangible assets creates alignment of interest, economic efficiency and provides predictable G&A cost structure
- **MRP's business model and contracts are structured to provide material downside protections**
  - Independent diligence and underwriting of each transaction
  - Contractual recurring monthly option fee payments with variable mechanism to account for shifts in market conditions
  - Non-refundable deposits disincentivize homebuilder from walking away from contractual purchase options
  - Cross-termination pools act as a risk mitigant for contract terminations
- **MRP's multipronged investment strategy will drive accretive cash flow growth and establish Millrose as an industry solution**
- **Conservative unlevered balance sheet on day 1 provides for access to capital and ability to prudently manage MRP's long-term capital structure**
  - Significant ~$1.4B liquidity profile comprised of $1.3B unsecured revolving credit facility capacity and ~$100M in cash[2]

1. AUM is based on most recent documented/approved calculations for clients of investment managers affiliated with Kennedy Lewis Investment Management LLC. AUM of private funds included funded and unfunded commitments. Millrose Properties, Inc.'s AUM represents owned homesite assets, and cash and cash equivalents, less intangible assets, as of February 7, 2025. 2. Reflects remaining cash balance following the acquisition of Rausch Coleman homesites for ~$900M.

MILLROSE PROPERTIES

For Institutional Use Only 5

Millrose Portfolio Snapshot

PLATFORM SNAPSHOT		
105,440 Total Homesites	862 / 26 Total Communities / Total States	8.5% Initial Monthly Option Fee Payment
~$5.8B Shareholders' Equity	~$6.5B Total Land Assets & Cash[1]	~7% Initial Target Return on Equity[2]
0.0x Leverage at Spin	~$1.4B Liquidity[3]	Kennedy Lewis Investment Management / LENNAR External Manager / Primary Customer

Note: Portfolio information presented includes the Initial Transferred Assets and the Supplemental Transferred Assets as defined in the S-11 as of September 30, 2024

1. Includes ~$5.5B of land assets and ~$1B in cash from Lennar. 2. Annual run rate based only on initial portfolio See disclaimer for information regarding initial target return on equity.
3. Reflects remaining cash balance following the acquisition of Rausch Coleman homesites for ~$900M.

MILLROSE PROPERTIES

For Institutional Use Only 6

Millrose's Simple Business Model Efficiently Recycles Capital

Land Identified
- Land selected and vetted by homebuilder

Land Purchased
- Millrose purchases land
- Homebuilder pays deposit and monthly option fee

Homesite Developed
- Millrose funds homebuilder land development into finished homesite

Homesite Delivered
- Homebuilder purchases homesites from Millrose

Proceeds Recycled
- Millrose recycles cash proceeds to fund acquisitions and land development

Illustrative Millrose Transaction



Timeline
Millrose purchases land
Homesite development
Homesite delivery
Millrose redeploys capital into new projects
Invested Capital
Millrose funds land development
Millrose receives takedown proceeds
Takedown proceeds = land purchase + development investment[1]
Income
Millrose receives recurring option payment on Invested Capital balance
Option payment charged on capital balance in each month

MILLROSE
PROPERTIES

1.Land purchase net of deposit funded by builder

For Institutional Use Only 7

Enabling Separation of Land and Homebuilding Creates Two Attractive, Distinct Investment Propositions Land Homebuilding Construct Pay horizontal home development costs Acquire Deliver finished finished homesite Market homesite home Receive Deliver Acquire deposit The Millrose The Modern and Solution Homebuilder Pay option fee Finished deposit homesite and Receive option Sell homesite fee home Invest proceeds proceeds in Deliver new land home Investment Proposition Investment Proposition ✓ Focus on short term land with no entitlement, development or ✓ Laser focus on manufacturing model cost overrun risk ✓ Production pace to match sales pace ✓ Generate predictable income and cash flow from option fees, ✓ Volume drives cost efficiencies net of expenses ✓ Drive free cash flow which will approximate profits ✓ Fixed management fee results in controlled overhead ✓ Significant cash flow available to support growth and return to ✓ REIT structure enables tax-efficient return of capital shareholders in the form of dividends and share repurchases

Millrose Key Investment Highlights 1 Experienced management team with unique external management construct Mission critical assets with large, investment grade counterparty 2 Low-risk asset base: entitled, lower duration 3 Significant scale and geographic diversification 4 Numerous embedded risk mitigating mechanisms 5 Highly transparent earnings model 6 Robust pipeline for accretive growth 7 8 Attractive credit profile

Investment Highlights

Kennedy Lewis' Industry Experience, Relationships, and Streamlined Origination are Key to Millrose's Future Success

Kennedy Lewis Partnership is a competitive advantage

KENNEDY LEWIS INVESTMENT MANAGEMENT

- Kennedy Lewis operates investment vehicles in homebuilder finance and other structured credit business lines
  - Minority non-control investment from Petershill (affiliate of Goldman Sachs) providing significant management company capital for investment in operating infrastructure and growth
  - Currently manages KLRES, a private REIT focused on homebuilder finance investments, as well as Kennedy Lewis Capital Company, a BDC reporting financials publicly pursuant to SEC and 40 Act requirements, and other private funds
- Prior to Millrose separation from Lennar, Kennedy Lewis has substantial experience operating investment vehicles and executing on homebuilder land and development financings arrangements
  - Kennedy Lewis' in-house land banking sourcing and servicing team includes professionals with prior experience working at homebuilders, including Lennar, Hovnanian, Beazer, Toll, and Woodbridge, as well as land banking platforms at Blackstone Credit and DW Partners
  - Substantial capital deployed resulting in a diversified, national portfolio: $7B+ committed to communities comprised of over 71,000 homesites since the inception of the strategy
  - Substantial investment pipeline, having evaluated over $23B of land banking and development deal flow since 2021
  - Established partners: Kennedy Lewis has existing relationships with 16 US homebuilders and private land developers
  - Kennedy Lewis's core services to Millrose will include asset monitoring, sourcing, servicing and due diligence of land banking assets, as well as operating all public company functions of the REIT

42 Investment professionals with deep credit and industry experience	**>600** Limited partners across private funds[1]	**5** Offices located in New York City, Miami, Geneva, Scottsdale and Philadelphia[2]
~$25B of AUM[3]	**>105** Team members operating in a performance-driven and collegial culture[4]	**24** Average years of investment management experience

Note: Information is prior to Millrose transaction, except assets under management

1. Number of unique limited partners. 2. KL Servicers LLC, an affiliated entity providing services with respect to certain private funds managed by affiliates of Kennedy Lewis, is headquartered in Scottsdale, Arizona. 3. AUM is based on most recent documented/approved calculations for clients of investment managers affiliated with Kennedy Lewis Investment Management LLC. AUM of private funds included funded and unfunded commitments. Millrose Properties, Inc.'s AUM represents owned homesite assets, and cash and cash equivalents, less intangible assets, as of February 7, 2025. 4. Number of professionals includes professionals at Kennedy Lewis and its affiliates.

MILLROSE PROPERTIES

For Institutional Use Only 11

2 Mutually Beneficial Relationship with Lennar, Investment Grade Homebuilder and Millrose's Primary Counterparty

Millrose provides Lennar with a dependable source of capital for just-in-time homesite delivery

LENNAR

MILLROSE
PROPERTIES

STRATEGIC BENEFITS TO MILLROSE

✓ **Best-in-class operating platform**
- Over 70 years of experience and nation's largest, land-light homebuilder
- Large, investment grade platform (Baa2 | BBB)
- Robust acquisition pipeline
- Highly experienced personnel

✓ **Deep industry knowledge and expertise regarding land acquisition and horizontal development**

✓ **Consistent demand for homesites**
- Best-in-class production model with commitment to even-flow volume-centric production practices

✓ **Contractual stability**
- Clearly defined agreements with Millrose address any conflicts of interest and provide certainty around the terms governing future arrangements

✓ **Deep-rooted relationship with Kennedy Lewis, highlighted by their completion of $4.5B+ of land banking transactions since 2022**

MILLROSE PROPERTIES
For Institutional Use Only 12

3 Well-Rounded and Low-Risk Initial Asset Base Composition

Millrose Base Portfolio Overview

Development Status



Land Not Yet Ready for Development
Finished Homesites
Land Under, or Ready for, Development
19%
28%
53%

105,440
Homesites

862
Properties

Pooling Composition

Geography



21%
28%
19%
32%
<$50M
Deposits per pool[1]
West
South
East
Central

21
Pools

41
Communities per pool

Millrose's Asset Base is Structured to Reduce Risk

- ✓ Nationwide and geographically diversified portfolio with 105,440 homesites across 26 states
- ✓ Focused on entitled, short-duration assets
- ✓ Quick cash conversion cycle with 39% of initially transferred assets having a weighted average life of less than a year
- ✓ Asset pooling mechanism that provides enhanced risk protections
- ✓ No development risk and agreements that ensure cost overruns are guaranteed by the homebuilder

Note: Portfolio information presented as of September 30, 2024

1. Pursuant to the Lennar Agreements, all initial assets of Millrose will be placed into pools. The aggregate sum of all option deposits Lennar has made with respect to Millrose's initial assets shall not exceed $50M per pool. Pools will also be established for Future Assets based on the aggregate sum of all option deposits and shall not exceed $25M per pool.

MILLROSE PROPERTIES
For Institutional Use Only 13

4 A Vast and Geographically Diverse Platform Millrose’s geographic footprint is spread throughout the United States in locations with positive demographics and growth potential TOP 10 STATES BY ESTIMATED GEOGRAPHIC FOOTPRINT BY REGION TAKEDOWN PROCEEDS Est. Takedown % of Total State Homesites Proceeds ($B) Proceeds 1 California 9,532 $1.8 17.4% 2 Florida 19,399 $1.6 14.8% 3 Texas 20,105 $1.4 13.5% 4 South Carolina 6,433 $0.7 6.5% 5 Maryland 5,507 $0.7 6.5% 6 North Carolina 3,903 $0.5 4.6% 7 Oklahoma 7,739 $0.5 4.4% 8 Arizona 3,545 $0.4 4.0% 9 Colorado 2,939 $0.4 3.9% 20% 10 Arkansas 5,083 $0.4 3.4% 31% Top 10 Subtotal 84,185 $8.3 79.0% 105,440 Total homesites Remaining 21,255 $2.2 21.0% 24% West South Central East Total 105,440 $10.5 100.0% 25% Note: Portfolio information presented as of September 30, 2024

5 Structured to Provide Material Downside Protections for Investors ✓ ✓ Stable, Consistent Payments: Resilient to Volatility: Monthly option fee payments are variable and Monthly option fee payments provide the REIT designed to account for shifts in market conditions, with consistent contractual monthly income but are collared to mitigate against swings in Results in stable recurring cash flows that are volatility available for debt service and dividends • Fluctuates based on a benchmark rate and spread, subject to a 7.0% floor and a 10.0% cap ✓ ✓ Pause Periods: Enhanced Protections: Structural protections to disincentivize Lennar from Built-in “pause periods” provide homebuilders with termination of existing purchase options, including: relief during temporary periods of market dislocation • Cross-termination pools • Non-refundable deposits Reduces the likelihood of contract terminations, bolstering Millrose's long-term stability • Termination fees

5 Material Margin of Safety from a Downward Movement in Home Prices Millrose’s business model is not dependent on home price appreciation Furthermore, Millrose’s “margin of safety” is principally derived from a homebuilder’s option deposit and anticipated profit In the event of a material shift in home price valuations, a homebuilder can: • Reduce the home price (and their profit margin) • Engineer cost savings in the home design process (“value engineering”) • Manage home construction input costs Assuming illustrative 20% margin, breakeven home sale price decline is ~30% DECONSTRUCTING MILLROSE’S “MARGIN OF SAFETY” ON A UNIT ECONOMICS BASIS ($K) Homebuilders are incentivized to Illustrative Underwritten ~30% Decline in the exercise purchase option above Home Price Home’s Sale Price the “Breakeven Home Price” on a $450 unit economics basis $ 113 ~$90 “Breakeven Home Price” $10 ~$320 ~$20 The “true” ~$10 breakeven home 10% on Total Land $ 222 price is lower Costs of $100k when taken together with cross- $ 15 termination $ 60 provisions (e.g., $ 40 pooling) Underwritten Illustrative Homebuilder’s Cost Savings from Cost Savings Breakeven Home Underwritten Home Sale Price Homebuilder's Homebuilder's Opt Cos io t n Sa De vip no gs si f trom Home Va Cos lut eSa En vg in in ge se fri ro nm g Lower Inp uBre t Co as kte sven Home Price Home Sale Price Homebuilder’s Option Deposit Home Value from Lower Sale Price Profit Profit (20%) Engineering Input Costs Note: For illustrative purposes only. There can be no assurances that all or any of our investments will reflect the margins illustrated on this page

6 Millrose’s Transaction Flow is Simple and Easy to Understand INCOME STATEMENT BALANCE SHEET Homebuilder Homebuilder Option Fee Rate X Investment Balance Property Millrose Revenue Finished Acquisition & 1 – Management Fee Homesite Sale Development Millrose EBITDA Funding +$ – Interest Expense -$ Pre-Tax Income – Income Tax Expense Net Income / Dividend Note: For illustrative purposes only 1. Management fee fixed at 1.25% on the book value of Millrose’s tangible assets.

7 Housing Market is Undersupplied and Homebuilders Require Entitled Finished Homesites to Help Meet Demand HOMEBUILDERS ARE FINISHED HOMESITES ARE HOUSING MARKET IS FOCUSED ON MEETING A CRITICAL INPUT TO UNDERSUPPLIED DEMAND FOR NEW HOMES BUILDING A NEW HOME UNDERSUPPLY OF HOMES IN THE U.S. NEW HOMES BUILT SINCE 2020 (M) HOME DEMAND 2019-2026E (M) Net renter growth Net homeowner growth 68 2.3 2.2 1.45 0.0 1.3M units 0.2 undersupplied 1.7 1.7 1.39 1.5 1.5 1.3 1.34 0.2 0.6 0.6 0.5 0.2 2.2 0.3 2.1 1.29 17 15 1.3 1.1 1.1 1.1 1.0 0.9 0.1M units oversupplied '19 '20 '21 '22 '23 '24E '25E '26E Undersupplied Oversupplied Balanced 2020 2021 2022 2023 markets markets markets To fill the supply gap, homebuilders have Home demand is expected to remain steadily grown new home completions strong, fueled by immigration and a Decade of underdevelopment has since 2020 growing young-adult population resulted in widespread undersupply of Completions are well below the ~1.9M housing Sourcing entitled, developed homesites new homes per year required to alleviate is a major hurdle for homebuilders undersupply over the next decade Source: John Bums Research and Consulting

7 Millrose is Positioned to Capitalize on the Homebuilding Sector’s Shift Towards an Asset Light Model PUBLIC HOMEBUILDERS % LOTS OPTIONED – 2014 vs. CURRENT 2014 Current 82% 62% 60% 33% 27% 19% 1 2 Lennar Large cap. homebuilder average Homebuilding sector average Note: 2014 information based on fiscal year 2014. Current based on latest available filings as of February 2025 1. Large cap. homebuilder average based on DHI, PHM and TOL. 2. Homebuilding sector average includes BZH, CCS, DFH, DHI, GRBK , HOV, KBH, LEN, LGIH, LSEA, MHO, MTH, NVR, PHM, SDHC, TMHC, TOL, and TPH; 2014 excludes DFH, LSEA and SDHC.

7 Millrose's Sizeable Total Addressable Market



MILLROSE'S ANNUAL TOTAL MARKET OPPORTUNITY
Top 10 homebuilders[2]
Remaining public / private homebuilders[2]
~$170B+
TAM[1]

Millrose Will be an Attractive Option to Industry Players

- ✓ Highly transparent institutional public platform
- ✓ Lower cost than traditional alternatives
- ✓ More certain availability of permanent capital
- ✓ Manager with significant industry experience
- ✓ Recurring revenue stream with quick cash generation

1. Based on annual single-family housing starts of 1.22M based on the Congressional Budget Office's 2024 – 2033 forecast and assumes $140K average acquisition and development cost per homesite. 2. Based on approximate annual starts and owned inventory.

MILLROSE PROPERTIES

For Institutional Use Only 20

7 Creation of Millrose's Permanent Capital Vehicle Provides for a "Win-Win" Partnership with Homebuilders

MILLROSE PROPERTIES

(Benefits to Homebuilders)

Ease of Operations	Ability to frictionlessly underwrite transactions and provide land banking management solutions in real-time using the HOPP'R
Liquidity to Fund Demand	Seeded unlevered balance sheet initially consisting of ~$6.5B[1] of land assets and cash with no debt
Permanent Capital Source of Land Banking	Creates an operational flywheel where capital is deployed into new projects as existing assets are monetized, generating continuous yield for shareholders and delivering finished homesites
Seamless Execution Process	Clear buy-box and due diligence template supports rapid new-deal underwriting and execution for the homebuilding sector
Future Land Acquisitions	Millrose's structure and scale creates a highly attractive capital solution for homebuilders
Strategic M&A	Provides permanent capital to facilitate M&A transactions for homebuilding sector

1. Includes ~$5.5B of land assets and ~$1B in cash from Lennar.

MILLROSE PROPERTIES

For Institutional Use Only 21

7 Multipronged Investment Strategy Designed to Expand Strategic Homebuilder and Third-Party Relationships to Drive… Lennar Potential Strategic Third Party Assets (Forward Assets) Homebuilder Relationships Deal Size Range $10-100M $10-100M $10-100M Entitled Land Ready to be Entitled Land Ready to be Entitled Land Ready to be Property Type Developed Developed Developed Broad diversity, with larger holdings “Smile States” with strong “Smile States” with strong Geographies in Texas, Florida, and California migration and low state tax migration and low state tax 2 Monthly Option 10 – 13% 1 2 8.5% 9 – 12% Fee Payment (SOFR + 600 – 900 bps) 2 2 Initial Deposit 5% ~10% 10 – 20% Duration 6 – 60 months 6 – 60 months 6 – 60 months Seek similar pool Seek similar pool Pooling Mechanism ✓ protections protections 1. Fixed rate of 8.5% with respect to Transferred Assets and Supplemental Transferred Assets. For Future Property Assets, cal culated monthly based on the sum of (a) US Composite BBB BVAL Yield Curve 3Y Index (Risk Spread), (b) 4.00% (Lennar HOPP’R Spread), and (c) potential rating adjustment; subject to a 7.0% floor and 10.0% cap. 2. Estimates based on management's current expectations.

7 …Strong Cash Flow Growth as Platform Scales 1 ILLUSTRATIVE CASH FLOW YIELD AVAILABLE FOR DEBT SERVICE AND DIVIDENDS 10.25% 9.25% 7.25% Initial Incremental strategic Incremental assets homebuilder relationships third-party relationships 2 3 Option fee payment 8.50% 10.50% 11.50% Less: Mgmt. fee 1.25% 1.25% 1.25% Illustrative pre-tax yields: Remaining cash flow available 7.25% 9.25% 10.25% 1 for debt service and dividends Note: Assumes illustrative yields are before taxes, interest payments and dividends 1. Represent illustrative pre-tax yields. 2. Represents illustrative midpoint of 9-12% monthly option fee payments for potential strategic homebuilder relationships (which range may not be representative of actual option fee payments, if any, we ultimately negotiate with such homebuilders). 3. Represents illustra tive midpoint of 10-13% monthly option fee payments for third party assets (which range may not be representative of actual option fee payments, if any, we ultimately negotiate with such homebuilders).

8 Unlevered Day 1 Balance Sheet and Conservative Leverage Approach

SIGNIFICANT LIQUIDITY


Unsecured revolving credit facility capacity
Cash on balance sheet
~$1.3B
~$0.1B

Total liquidity at spin: ~$1.4B[1]

PRUDENT CAPITAL STRUCTURE ENABLES GROWTH

- ✓ Quick cash conversion cycle with 39% of initially transferred assets having a weighted average life of less than a year
- ✓ Unlevered balance sheet on day 1 provides immense flexibility to grow platform
- ✓ Conservatively utilize revolver capacity to fund horizontal development and growth
- ✓ Access high yield debt markets to provide incremental capital for multi-pronged growth strategy
- ✓ Opportunistically issue equity to maintain prudent leverage levels
- ✓ Platform is subject to a debt-to-equity ratio of 1:1
- ✓ Capital structure enables a strong free cash flow generation profile

1. Represents capacity of ~$1.3B under the revolving credit facility and remaining cash balance following the acquisition of Rausch Coleman homesites for ~$900M.

MILLROSE PROPERTIES
For Institutional Use Only 24

8 Millrose Provides a Differentiated and Attractive Opportunity

	MILLROSE PROPERTIES	Public Land Development Companies
Scale	▶ ~$6.5B GAV ✓	▶ < $5B GAV
Revenue generation	▶ Contractual monthly option payments ✓	▶ Land sales
Land duration	▶ Short term ✓	▶ Short, medium and long term
Market sensitivity	▶ Highly insulated ✓	▶ Highly exposed
Development strategy	▶ No entitlement, land development or cost overrun risk ✓	▶ Entitlement and land development
Operating cost / overhead	▶ Fixed management fee of 1.25% of assets ✓	▶ Variable G&A
Shareholder composition	▶ Independent ownership ✓	▶ Affiliated corporate share ownership
Cash generation	▶ Constant cash generation from takedown proceeds ✓	▶ Cash generated from market dependent land sale dynamic

MILLROSE PROPERTIES
For Institutional Use Only 25

Appendix

Millrose Transaction Mechanics

Millrose purchases residential land and sells finished homesites back to homebuilders at a predetermined cost and takedown schedule under an option contract

Land Purchase

- Millrose purchases and holds title to residential parcels identified by homebuilder
- Millrose purchases from third party landowner, or directly from homebuilder
- **At closing, Millrose executes contracts with Builder:**
  - Option Agreement: defines initial deposit and termination fee, builder's acquisition schedule of finished homesites at a set price, and monthly recurring option fee paid on Millrose's invested capital
  - Site development contract: Millrose funds, and builder executes, development of land into finished homesites at a guaranteed budget

Land Development

- Builder will:
  - Manage land development
  - Fund land development
  - Submit reimbursement to Land Bank for development spend
  - Be responsible for cost overruns
  - Be contractually obligated to complete development of land into finished homesites at the defined budget

Homesite Acquisition

- Builder exercises option to acquire finished homesites at price and timing detailed in option agreement
- **Failure to acquire homesites as agreed typically results in:**
  1. Deposit forfeit
  2. Loss of the right to acquire future homesites
  3. Requirement for Builder to complete development into finished homesites even if not selling homes
  4. Loss of options for properties in the same cross-termination pool

MILLROSE
PROPERTIES

For Institutional Use Only 27

Overview of Master Program Agreement Between Lennar and Millrose

Lennar and Millrose will enter into the Master Program Agreement to implement the HOPP'R, and the terms of such agreement which will govern how the Transferred Assets and potential future projects will be subjected to the HOPP'R arrangements described below, including the Lennar Services:

Applicable Rate:

- The fees paid by Lennar to Millrose to maintain the right to purchase a finished homesite, including an initial deposit of 5% are:
  - Initial Lennar contributed assets: Monthly option payment fixed at a rate of 8.5% until the assets are converted to cash
  - Rate on Lennar New Capital Account transactions: Calculated rate equal to the to the sum of (a) the Risk Spread[1], (b) a spread of 4.00% and (c) a Rating Adjustment – the rate is capped at 10% and has a floor of 7%

Multiparty Cross Agreements:

- Millrose is allowed to use multiple properties as collateral pools for option contracts which will be established with primary consideration given to diversity within pools across geographies, communities and home types
  - In the event that one community underperforms or faces difficulties, Lennar would risk losing access to the other communities in the same pool if it tried to walk away from the underperforming community in that pool
- The aggregate sum of all option deposits Lennar has made, or is obligated to make with respect to such new pool of Future Property Assets, shall not at any time exceed $50M with respect to pools of the Transferred Assets and $25M with respect to pools of Future Property Assets

Lennar Capital Priority Right:

- Lennar has priority rights to a certain amount of Millrose's capital for the purposes of ensuring Millrose's ability to fulfill Lennar's land needs, which it may exercise every three months on a designated date
- This amount includes Initial Capital Amount, Additional Capital Amount, Restored Lost Capital Amount, (CPR) Capital and Recycled Capital Amount; Reduced by Lost Priority Capital and Reserved Deal Capital[2]

Financing matters:

- Millrose may not enter into any third-party financing arrangements if such financing arrangement would cause the debt-to-equity ratio to exceed 1:1[3], unless Lennar has provided prior approval
- Securitization is permissible but subject to Lennar's consent if Millrose will be cross-pooling Lennar's assets with other builders' assets

1. Based on Bloomberg US Composite BBB BVAL Yield Curve 3Y index. 2. Initial Capital Amount is the initial contribution of ~$6.5B of land and cash. Additional Capital Amount is the total amount of capital raised by Millrose specifically for Lennar after the spin-off. Restored Lost Capital is the capital that Millrose has available which is not tied up in any "Committee Approved" third-party transactions on a specific Reservation Date. 3. Includes securitized leverage.

MILLROSE PROPERTIES

For Institutional Use Only 28

Overview of Master Option Agreement Between Lennar and Millrose The Master Option Agreement between Lennar and Millrose sets forth the terms and provisions relating to Lennar’s Purchase Option, including terms relating to Lennar’s Option Deposits, Monthly Option Payments, Takedown Schedules and Takedown Prices associated with each property comprising the Transferred Assets, the Supplemental Transferred Assets and any Future Property Assets The scope of the Master Option Agreement is mutually agreed upon by Lennar and Millrose and includes the following: Homesite Takedowns: Lennar will acquire homesites in accordance with the takedown schedule Lennar will have the right to extend the dates set forth for the acquisition of each of the homesites reflected in the takedown schedule for a total of up to four quarterly extensions beyond the date set forth in the takedown schedule by delivering a notice at least five business days prior to the date that the homesite is set to be acquired Any extension will extend the timing for subsequent takedowns; provided, however, that as of the date of the final takedown, Lennar shall have acquired the cumulative number of homesites required under the takedown schedule Option Economics: Millrose will receive initial deposits from Lennar equal to 5% of the sum of the projected total costs of land acquisition and horizontal development costs • Millrose will also have the option to call an additional 5% option deposit from Lennar to fund ongoing business operations Millrose will receive a recurring monthly option fee based on the Applicable Rate Lennar has the flexibility to terminate its purchase options with Millrose, but if it does: • Lennar would be obligated to pay a 5% termination fee to Millrose and forfeit its 5% initial option deposit • Lennar would be required to complete any remaining horizontal development work on all homesites in the same pool • Lennar would lose its option to purchase other properties in the same pool